Financial Instruments	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
Financial Instruments

Note 20 – Financial Instruments

A.	Cash and cash equivalents and short term deposits

The Group held cash and cash equivalents and short term deposits of USD 7,435 thousand at December 31, 2017 (2016 – USD 14,657). These are held with banks, which are rated A2, based on Moody’s Rating Agency ratings. The short term deposits, mainly in USD, bear fixed interest ranging between 0.14% - 1.6%.

The carrying amount of cash and cash equivalents and short term deposits approximate their fair value.

B.	Fair value hierarchy of financial instruments measured at fair value

	December 31, 2017
	Level 1	Level 2	Level 3	Total
	USD thousands
Financial liabilities
Warrants (see Note 9(C)(1))	-	-	2,012	2,012
Put option to Taoz (see Note 12)	-	-	1,030	1,030

	-	-	3,042	3,042

Details regarding fair value measurement at Levels 2 and 3

Financial instrument	Valuation method for determining fair value	Significant unobservable inputs

Warrants	Black - Scholes	expected term	5.5 years
		expected volatility	81.66%
		annual risk free interest	1.94%
		dividend yield	0%

Investment and Put option to Taoz	Monte–Carlo Simulation	Valuation at milestone (USD thousand)	12,000 – 17,000
		Share Price (USD)	812 – 1,150
		Probability of reaching milestone (%)	50%
		Risk free interest rate (%)	1.71% - 1.97%
		expected volatility	74.96%

The annual Expected Volatility applied was based on the historical volatility of comparable companies.